UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2018

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN 55402

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 12, 2018, GWG Holdings, Inc. (the “Company” or “GWG”) and its wholly owned subsidiary GWG Life, LLC (“GWG Life”) entered into a Master Exchange Agreement with The Beneficient Company Group, L.P., a Delaware limited partnership (“Beneficient”), MHT Financial SPV, LLC, a Delaware limited liability company (“MHT SPV”), and various related trusts (the “Seller Trusts”), as amended and restated on January 18, 2018 with effect from January 12, 2018, and as further amended by the First Amendment to Master Exchange Agreement and Second Amendment to Master Exchange Agreement (as amended, the “Master Exchange Agreement”). Under the Master Exchange Agreement, GWG, on the one hand, and any of Beneficient, MHT SPV or the Seller Trusts, on the other hand, could terminate the Master Exchange Agreement prior to the closing under certain circumstances, including if the conditions to closing of the transaction had not been fulfilled by June 30, 2018 (the “Closing Conditions Date”). On March 30, 2018 and June 29, 2018, the Company, Beneficient, MHT SPV, and the Seller Trusts entered into First and Second Amendments, respectively, to the Master Exchange Agreement pursuant to which the Closing Conditions Date was ultimately extended to July 30, 2018. The material terms and conditions of the Master Exchange Agreement were described in GWG Holdings’ Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on January 18, 2018.

On August 10, 2018, the Company, Beneficient, MHT SPV, and the Seller Trusts entered into a Third Amendment to Master Exchange Agreement. Pursuant to the Third Amendment, the parties agreed to consummate the transactions contemplated by the Master Exchange Agreement in two closings. The Third Amendment also generally deleted MHT SPV as a party to the Master Exchange Agreement.

On the first closing date, which took place on August 10, 2018 (the “Initial Transfer Date”),

●	in consideration for GWG and GWG Life entering into the Master Exchange Agreement and consummating the transactions contemplated thereby, Beneficient, as borrower, entered into a commercial loan agreement (the “Commercial Loan Agreement) with GWG Life, as lender, in a principal amount of $200 million as more fully described below;
●	Beneficient delivered to GWG a promissory note (the “Exchangeable Note”) in the principal amount of $162,911,379 as more fully described below;
●	Beneficient purchased 5,000,000 shares of GWG’s Series B Convertible Preferred Stock, par value $0.001 per share and having a stated value of $10 per share (the “Convertible Preferred Stock”), for cash consideration of $50,000,000, which Beneficient is expected to transfer such Convertible Preferred Shares to the Sellers Trusts, as more fully described below;
●	the Seller Trusts delivered to GWG 4,032,349 common units of Beneficient;
●	GWG issued to the Seller Trusts Seller Trust L Bonds due 2023 (the “Seller Trust L Bonds”) in an aggregate principal amount of $403,234,866, as more fully described below;
●	GWG and the Seller Trusts entered into a registration rights agreement (the “Seller Trust L Bonds Registration Rights Agreement”) with respect to the Seller Trust L Bonds received by the Seller Trusts, as more fully described below; and
●	GWG and Beneficient entered into a registration rights agreement (the “MLP Registration Rights Agreement”) with respect to the Beneficient common units received and to be received by GWG, as more fully described below.

Under the Master Exchange Agreement, at a proposed final closing (the “Final Closing” and the date on which the final closing occurs, the “Final Closing Date”):

●	the Seller Trusts will transfer to GWG an aggregate of 40,485,230 common units of Beneficient inclusive of 16.3 million units in full satisfaction of the Exchangeable Note;
●	Beneficient will issue to GWG an amount of securities or other instruments, containing the same rights, preferences and privileges as the NPC-A limited partnership interests of Beneficient Company Holdings, L.P., an affiliate of Beneficient (“Beneficient Holdings”), equivalent to seven percent (7%) of the total NPC-A limited partnership interests attributable to certain of Beneficient Holdings’ founders; and
●	GWG will deliver to the Seller Trusts up to 29.1 million shares of GWG common stock.

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Immediately following the Final Closing, the Convertible Preferred Stock will convert into 5,000,000 shares of GWG common stock at $10.00 per share.

On the Final Closing Date, GWG and the Seller Trusts will also enter into a registration rights agreement (the “GWG Stock Registration Rights Agreement”) with respect to the shares of GWG common stock owned by the Seller Trusts, an orderly marketing agreement (the “Orderly Marketing Agreement”) and a stockholders agreement (the “Stockholders Agreement”). The material terms of these agreements were described in the Original Form 8-K.

The Final Closing Date is expected to take place as soon as practicable following the expiration of the 20-day period provided for in Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the mailing of GWG’s information statement on Schedule 14C (the “Information Statement”) relating to the written consent of GWG’s stockholders approving the issuance of the GWG common stock at the Final Closing.

The Third Amendment revises certain of the representations, warranties and covenants contained in the Master Exchange Agreement and adds certain additional representations, warranties and covenants. Specifically, the Third Amendment requires Beneficient to provide certain financial statements to GWG to allow GWG to comply with the disclosure requirements of the Exchange Act in connection with the Information Statement.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Commercial Loan Agreement

On August 10, 2018, in connection with the Initial Transfer Date described above in this Item 1.01 and in consideration for GWG entering into the Master Exchange Agreement and consummating the transactions contemplated thereby at the Initial Transfer Date, GWG Life, as lender, and Beneficient, as borrower, entered into the Commercial Loan Agreement.

The principal amount under the Commercial Loan Agreement is due on August 9, 2023; provided that (a) in the event Beneficient completes at least one public offering of its common units raising at least $50 million which on its own or together with any other public offering of Beneficient’s common units results in Beneficient raising at least $100 million, then the maturity date will be extended to August 9, 2028; and (b) in the event that Beneficient (i) completes at least one public offering of its common units raising at least $50 million which on its own or together with any other public offering of Beneficient’s common units results in Beneficient raising at least $100 million and (ii) at least 75% of Beneficient Holding’s total outstanding NPC-B limited partnership interests have been converted to shares of Beneficient’s common units, then the maturity date will be extended to August 9, 2033.

Repayment of the balance under the Commercial Loan Agreement is subordinated in right of payment to any of Beneficient’s commercial bank debt and to Beneficient’s obligations which may arise in connection with its NPC-B Unit limited partnership interests. Beneficient’s obligations under the Commercial Loan Agreement are unsecured.

The principal amount under the Commercial Loan Agreement bears interest at 5.00% per year; provided that the accrued interest from the Initial Transfer Date to the Final Closing Date will be added to the principal balance under the Commercial Loan Agreement. From and after the Final Closing Date, one-half of the interest, or 2.50% per year, will be due and payable monthly in cash, and (ii) one-half of the interest, or 2.50% per year, will accrue and compound annually on each anniversary date of the Final Closing Date and become due and payable in full in cash on the maturity date.

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The Commercial Loan Agreement contains negative covenants that limit or restrict, subject to certain exceptions, the incurrence of liens and indebtedness by Beneficient, fundamental changes to its business and transactions with affiliates. The Commercial Loan Agreement also contains customary affirmative covenants, including, but not limited to, preservation of corporate existence, compliance with applicable law, payment of taxes, notice of material events, financial reporting and keeping of proper books of record and account.

The Commercial Loan Agreement includes customary events of default, including, but not limited to, nonpayment of principal or interest, failure to comply with covenants, failure to pay other indebtedness when due, cross-acceleration to other debt, material adverse effects, events of bankruptcy and insolvency, and unsatisfied judgments.

The foregoing description of the Commercial Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Commercial Loan Agreement, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference.

Exchangeable Note

On August 10, 2018, in connection with the Initial Transfer Date described above in this Item 1.01 and in consideration for GWG entering into the Master Exchange Agreement and consummating the transactions contemplated thereby, Beneficient issued to GWG the Exchangeable Note in the principal amount of $162,911,379. The Exchangeable Note accrues interest at a rate of 12.40% per year, compounded annually. Interest is payable in cash on the earlier to occur of the maturity date or the Final Closing Date; provided that Beneficient may, at its option, add to the outstanding principal balance under the Commercial Loan Agreement the accrued interest in lieu of payment in cash of such accrued interest thereon at the Final Closing Date (or, if earlier, the maturity date of the Exchangeable Note). The principal amount of the Exchangeable Note is payable in cash on August 9, 2023. In the event the Final Closing Date occurs on or prior to the maturity date, the principal amount of the Exchangeable Note is payable in Beneficient common units at a price equal to $10.00 per common unit. In the event the Final Closing Date occurs prior to the maturity date, Beneficient may, at its option, pay the accrued interest on the Exchangeable Note in the form of Beneficient common units or in the form of a promissory note providing for a term of up to two years and cash interest payable semi-annually at the rate of 5.00% per year.

The foregoing description of the Exchangeable Note does not purport to be complete and is qualified in its entirety by reference to the Exchangeable Note, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference.

Supplemental Indenture

On August 10, 2018, in connection with the Initial Transfer Date described above in this Item 1.01, GWG, GWG Life and Bank of Utah, as trustee (the “Trustee”), entered into a Supplemental Indenture to the Amended and Restated Indenture dated as of October 23, 2017 between GWG, GWG Life and the Trustee, as amended. The Company entered into the Supplemental Indenture to add and change certain provisions of the Amended and Restated Indenture necessary to provide for the issuance of a new class of securities titled “Seller Trust L Bonds”. The maturity date of the Seller Trust L Bonds is August 9, 2023. The Seller Trust L Bonds bear interest at 7.50% per year.

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So long as the Final Closing has not occurred, the redemption price payable in respect of a redemption effected by GWG after January 31, 2019 may be paid, at GWG’s option, in the form of cash, a pro rata portion of (i) the outstanding principal amount and accrued and unpaid interest under the Commercial Loan Agreement, (ii) the outstanding principal amount and accrued and unpaid interest under the Exchangeable Note and (iii) Beneficient common units, or a combination of cash and such property. After the second anniversary of the Final Closing, the holders of the Seller Trust L Bonds will have the right to cause GWG to repurchase, in whole but not in part, the Seller Trust L Bonds held by such holder. The repurchase may be paid, at GWG’s option, in the form of cash, a pro rata portion of (i) the outstanding principal amount and accrued and unpaid interest under the Commercial Loan Agreement, (ii) the outstanding principal amount and accrued and unpaid interest under the Exchangeable Note and (iii) Beneficient common units, or a combination of cash and such property.

The Seller Trust L Bonds are senior secured obligations of GWG, ranking junior only to all senior debt of GWG, pari passu in right of payment and in respect of collateral with all “L Bonds” of GWG, and senior in right of payment to all subordinated indebtedness of GWG. Payments under the Seller Trust L Bonds are guaranteed by GWG Life.

The Seller Trust L Bonds are secured by the assets of GWG, primarily consisting of its investment in its subsidiaries, cash proceeds it receives from life insurance assets of its subsidiaries, and all other cash and investments it holds in various accounts. Substantially all of GWG’s life insurance assets are held in its subsidiary DLP IV. The Seller Trust L Bonds’ security interest is structurally subordinate to the security interest in favor of GWG’s senior secured lender, together with any future senior secured lenders of GWG. The assets of GWG Life, including proceeds it receives as distributions from DLP IV and derived from the insurance policies owned by DLP IV, are collateral for GWG Life’s guarantee of the repayment of principal and interest on the Seller Trust L Bonds. The Seller Trust L Bonds are also secured by a pledge of a majority of GWG’s outstanding common stock beneficially held by its largest stockholders.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibit 4.2 and incorporated herein by reference.

Seller Trust L Bonds Registration Rights Agreement

On August 10, 2018, in connection with the Initial Transfer Date described above in this Item 1.01, GWG and the Seller Trusts entered into the Seller Trust L Bonds Registration Rights Agreement providing each of the Seller Trusts with certain customary registration rights with respect to the Seller Trust L Bonds owned by them. Pursuant to the Seller Trust L Bonds Registration Rights Agreement, the Seller Trusts are entitled to certain customary demand registration, shelf takedown and piggyback registration rights with respect to the Seller Trust L Bonds, subject to certain customary limitations (including with respect to minimum offering size and maximum number of demands and underwritten shelf takedowns within certain periods).

The foregoing description of the Seller Trust L Bonds Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Seller Trust L Bonds Registration Rights Agreement, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

MLP Registration Rights Agreement

On August 10, 2018, in connection with the Initial Transfer Date described above in this Item 1.01, GWG and Beneficient entered into the MLP Registration Rights Agreement providing GWG with certain customary registration rights with respect to the Beneficient common units received and to be received by GWG pursuant to the Master Exchange Agreement. Pursuant to the MLP Registration Rights Agreement, GWG is entitled to certain customary demand registration, shelf takedown and piggyback registration rights with respect to the Beneficient common units, subject to certain customary limitations (including with respect to minimum offering size and maximum number of demands and underwritten shelf takedowns within certain periods).

The foregoing description of the MLP Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the MLP Registration Rights Agreement, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

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Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On August 10, 2018, in connection with the Initial Transfer Date described above in Item 1.01, GWG issued and sold 5,000,000 shares of Convertible Preferred Stock to Beneficient for an aggregate purchase price of $50,000,000, or $10 per share of Convertible Preferred Stock. No underwriting discounts or commissions were paid in connection with such sale. The Convertible Preferred Stock will convert into 5,000,000 shares of GWG common stock at a conversion price of $10.00 per share immediately following the Final Closing.

The Convertible Preferred Stock were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Master Exchange Agreement and the Third Amendment contains representations to support GWG’s reasonable belief that Beneficient and the Seller Trusts had access to information concerning GWG’s operations and financial condition, that each such recipient is acquiring the securities for its own account and not with a view to the distribution thereof, and that each such recipient is an “accredited investor” as defined by Rule 501 promulgated under the Securities Act.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2018, GWG filed a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of the Convertible Preferred Stock. The Convertible Preferred Stock ranks, as to the payment of dividends and the distribution of assets upon its liquidation, dissolution or winding up: (a) junior to all other classes and series of GWG’s preferred stock, and (b) pari passu with GWG’s common stock. The Convertible Preferred Stock has no dividend rights. The Convertible Preferred Stock has no voting rights, except as required by law. The Convertible Preferred Stock will convert into 5,000,000 shares of GWG common stock at a conversion price of $10.00 per share immediately following the Final Closing. A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 8.01	Other Information.

On August 14, 2018, GWG issued a press release, a copy of which is attached to this report as Exhibit 99.1.

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Item 9.01	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(b)  Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(d) Exhibits.

Exhibit
Number	Description
4.1	Certificate of Designations of Series B Convertible Preferred Stock
4.2	Supplemental Indenture dated as of August 10, 2018 to the Amended and Restated Indenture with Bank of Utah, dated October 23, 2017
4.3	Form of Seller Trustee L Bond Certificate (incorporated by reference to Exhibit A-2 attached to the Supplemental Indenture filed as Exhibit 4.2 to this Current Report on Form 8-K).
10.1	Third Amendment to Master Exchange Agreement, dated August 10, 2018, between GWG Holdings, Inc., GWG Life, LLC, The Beneficient Company Group, L.P., MHT Financial SPV, LLC, a Delaware limited liability company, and various related trusts
10.2	Commercial Loan Agreement, dated August 10, 2018, between GWG Holdings, Inc. and The Beneficient Company Group, L.P.
10.3	Exchangeable Note, dated August 10, 2018, from The Beneficient Company Group, L.P. to GWG Holdings, Inc. and
10.4	Registration Rights Agreement, dated August 10, 2018, between GWG Holdings, Inc. and various related trusts
10.5	Registration Rights Agreement, dated August 10, 2018, between GWG Holdings, Inc. and The Beneficient Company Group, L.P.
99.1	Press release dated as of August 14, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: August 14, 2018	By:	/s/ William Acheson
	Name:	William Acheson
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
4.1	Certificate of Designations of Series B Convertible Preferred Stock
4.2	Supplemental Indenture dated as of August 10, 2018 to the Amended and Restated Indenture with Bank of Utah, dated October 23, 2017
4.3	Form of Seller Trustee L Bond Certificate (incorporated by reference to Exhibit A-2 attached to the Supplemental Indenture filed as Exhibit 4.2 to this Current Report on Form 8-K).
10.1	Third Amendment to Master Exchange Agreement, dated August 10, 2018, between GWG Holdings, Inc., GWG Life, LLC, The Beneficient Company Group, L.P., MHT Financial SPV, LLC, a Delaware limited liability company, and various related trusts
10.2	Commercial Loan Agreement, dated August 10, 2018, between GWG Holdings, Inc. and The Beneficient Company Group, L.P.
10.3	Exchangeable Note, dated August 10, 2018, from The Beneficient Company Group, L.P. to GWG Holdings, Inc. and
10.4	Registration Rights Agreement, dated August 10, 2018, between GWG Holdings, Inc. and various related trusts
10.5	Registration Rights Agreement, dated August 10, 2018, between GWG Holdings, Inc. and The Beneficient Company Group, L.P.
99.1	Press release dated as of August 14, 2018.

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